UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2012

Mediacom Broadband LLC

Mediacom Broadband Corporation

(Exact name of registrants as specified in their charter)

Delaware Delaware	333-72440 333-82124-02	06-1615412 06-1630167
(State or other jurisdiction of incorporation or organization)	(Commission File Nos.)	(I.R.S. Employer Identification Nos.)

100 Crystal Run Road

Middletown, New York 10941

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (845) 695-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 15, 2012, Mediacom Broadband LLC and Mediacom Broadband Corporation announced that they have priced an offering of $300 million aggregate principal amount of senior notes due 2023 in a private sale to be conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The notes were issued at par and will bear interest at a rate of 6.375 percent per year. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Name

99.1	Press Release dated August 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2012

Mediacom Broadband LLC

By:	/s/ Mark E. Stephan
Name:	Mark E. Stephan
Title:	Executive Vice President and
Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2012

Mediacom Broadband Corporation

By:	/s/ Mark E. Stephan
Name:	Mark E. Stephan
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated August 15, 2012.